                    THIRD AMENDMENT TO AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                    BRANDYWINE OPERATING PARTNERSHIP, L.P.


                  THIS THIRD AMENDMENT, dated as of May 8, 1998 (the "Amendment"), amends the Amended and Restated Partnership Agreement (the "Partnership Agreement") of BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Partnership Agreement.

                                  BACKGROUND

         A. Pursuant to the Partnership Agreement, Brandywine Realty Trust (the "General Partner"), as the general partner of the Partnership, has the power and authority to issue additional Partnership Interests to persons on such terms and conditions as the General Partner may deem appropriate.

         B. The General Partner, pursuant to the exercise of such power and authority and in accordance with the Partnership Agreement, has determined to execute this Amendment to the Partnership Agreement to evidence the issuance of additional Partnership Interests and the admission of the other signatories hereto as Limited Partners of the Partnership in exchange for certain contributions of partnership interests in partnerships holding real estate and real estate related assets that are being made to the Partnership on the date hereof pursuant to a "contribution" agreement (relating, respectively, to properties commonly known as Commerce Park, Corporate Center 81 and Camp Hill Corporate Center [also sometimes known as the First Commercial Portfolio] ) among the Partnership, the General Partner and the Admitted Partners.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Partnership Agreement as follows:

                  1. The Partnership Agreement is hereby amended to reflect the admission as a Limited Partner on the date hereof of the Persons set forth on Schedule A attached hereto (the "Admitted Partners") and the ownership by such Persons of the number of Class A Units listed opposite each Person's name on Schedule A. Attached as Schedule B is a list of the Partners of the Partnership prior to the admission of the Admitted Partners, together with the number and class of Partnership Interests owned by such partners.

                  2. The Partnership Interests issued hereby shall constitute Class A Units; provided that any distribution to be received by the Admitted Partners on the Class A Units issued to them on the date hereof on account of the fiscal quarter in which they are admitted to the Partnership shall be pro-rated to reflect the portion of the fiscal quarter of the Partnership for which the Admitted Partners held such Class A Units and shall not be pro-rata in accordance with their then Percentage Interests; provided further that the Redemption Right granted to holders of Class A Units in Article XV of the Partnership Agreement shall not be exercisable by the holders of the Class A Units issued on the date hereof to the Admitted Partners until the first anniversary of the date hereof, except that, (i) if the holder of any such Class A Units dies, such holder's estate shall thereupon be permitted to exercise the Redemption Right with respect to all of such Class A Units held by it notwithstanding the foregoing restriction and (ii) if a Change of Control (as defined below) of the General Partner occurs, the foregoing restriction on exercise of the Redemption Right shall automatically terminate with respect to all of such Class A Units.

                  3. As used herein, the term "Change of Control" shall mean Change of Control" means:

                     (i) the acquisition in one or more transactions by any
                         "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of "Beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the General Partner's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this clause (i) Voting Securities acquired directly from the General Partner by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

                    (ii) approval by shareholders of the General Partner of:

                         (A) a merger, reorganization or consolidation
                             involving the General Partner if the shareholders of the General Partner immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the General Partner resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation; or

                         (B) a complete liquidation or dissolution of the
                             General Partner; or

                         (C) an agreement for the sale or other disposition of
                             all or substantially all of the assets of the General Partner; or

                   (iii) acceptance by shareholders of the General Partner of shares in a share exchange if the shareholders of the General Partner immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

                  4. By execution of this Amendment to the Partnership Agreement by the General Partner and the Admitted Partners, the Admitted Partners agree to be bound by each and every term of the Partnership Agreement as amended from time to time in accordance with the terms of the Partnership Agreement. The General Partner confirms that the provisions in Section 18.1(a) of the Partnership Agreement shall apply to the Admitted Partners notwithstanding Section 18.7 of the Partnership Agreement.

                  5. On the date of this Amendment, each of the Admitted Partners shall execute and deliver to Brandywine Realty Trust an Irrevocable Proxy coupled with an Interest in the form set forth on Exhibit 1 hereto attached.

                  6. Except as expressly set forth in this Amendment to the Partnership Agreement, the Partnership Agreement is hereby ratified and confirmed in each and every respect.

                  IN WITNESS WHEREOF, this Amendment to the Partnership Agreement has been executed and delivered as of the date first above written.

                                           GENERAL PARTNER:

                                           BRANDYWINE REALTY TRUST

                                           By: /s/ Gerard H. Sweeney
                                              ---------------------------------
                                              Gerard H. Sweeney
                                           Its:  President and CEO

                                           ADMITTED PARTNERS:

                                           /s/ John S. Trogner, Sr.
                                           ------------------------------------
                                           John S. Trogner, Sr.

                                           /s/ John S. Trogner, Jr.
                                           ------------------------------------
                                           John S. Trogner, Jr.

                                           /s/ Blair S. Trogner, Sr.
                                           ------------------------------------
                                           Blair S. Trogner, Sr.

                                           /s/ Emma B. Trogner
                                           ------------------------------------
                                           Emma B. Trogner

                                           /s/ Ronalee Trogner
                                           ------------------------------------
                                           Ronalee Trogner

                                           /s/ Candis C. Trogner
                                           ------------------------------------
                                           Candis C. Trogner

                                 SCHEDULE "A"


                                                 NUMBER OF
           ADMITTED                              PARTNERSHIP
           PARTNERS                              INTERESTS
           --------                              -----------
          -----------------------------------------------------------
          John S. Trogner, Sr.                            89,801.232
          -----------------------------------------------------------
          John S. Trogner, Jr.                            73,048.310
          -----------------------------------------------------------
          Blair S. Trogner, Sr.                          138,126.471
          -----------------------------------------------------------
          Emma B. Trogner                                 27,087.416
          -----------------------------------------------------------
          Ronalee Trogner                                 21,669.933
          -----------------------------------------------------------
          Candis C. Trogner                               40,631.123
          -----------------------------------------------------------

                                 SCHEDULE "B"

                    BRANDYWINE OPERATING PARTNERSHIP, L.P.
                       OUTSTANDING PARTNERSHIP INTERESTS
                               AS OF MAY 8, 1998


                                                               NUMBER OF
                                                              PARTNERSHIP
                                                               INTERESTS
LIMITED PARTNERS                                          (ALL CLASS A UNITS)
----------------                                          -------------------
The Nichols Company                                              2,742

Brian F. Belcher                                                 7,245

Jack R. Loew                                                     1,245

Craig C. Hough                                                   1,245

Gary C. Bender                                                   1,434

Werner A. Fricker                                                6,830

R. Randle Scarborough                                           59,578

M. Sean Scarborough                                             60,576

Steven L. Shapiro                                                1,902

Robert K. Scarborough                                          265,384

Raymond J. Perkins                                               2,536

Brandywine Holdings I, Inc.                                          5

Brandywine Realty Trust                                        415,786

Brookstone Investors, L.L.C.                                    57,126

Brookstone Holdings of Del.-4, L.L.C.                            7,579

Brookstone Holdings of Del.-5, L.L.C.                           80,445

Brookstone Holdings of Del.-6, L.L.C.                            7,886

                                                               NUMBER OF
                                                              PARTNERSHIP
                                                               INTERESTS
GENERAL PARTNER                                             (ALL GP UNITS)
---------------                                             --------------

Brandywine Realty Trust                                      37,635,209

                                   EXHIBIT 1

                  IRREVOCABLE PROXY COUPLED WITH AN INTEREST


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby irrevocably constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement, or the Capital Contribution of any Partner. The foregoing power of attorney is irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death, incapacity or incompetency of a Limited Partner to the effect and extent permitted by law and the Transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, distributees, successors, assigns and personal representatives.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Proxy on this 8th day of May, 1998.



                                          /s/  John S. Trogner, Sr.
                                          -----------------------------------
                                          John S. Trogner, Sr.

                                   EXHIBIT 1

                  IRREVOCABLE PROXY COUPLED WITH AN INTEREST


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby irrevocably constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement, or the Capital Contribution of any Partner. The foregoing power of attorney is irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death, incapacity or incompetency of a Limited Partner to the effect and extent permitted by law and the Transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, distributees, successors, assigns and personal representatives.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Proxy on this 8th day of May, 1998.



                                           /s/  John S. Trogner, Jr.
                                           ----------------------------------
                                           John S. Trogner, Jr.

                                   EXHIBIT 1

                  IRREVOCABLE PROXY COUPLED WITH AN INTEREST


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby irrevocably constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement, or the Capital Contribution of any Partner. The foregoing power of attorney is irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death, incapacity or incompetency of a Limited Partner to the effect and extent permitted by law and the Transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, distributees, successors, assigns and personal representatives.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Proxy on this 8th day of May, 1998.



                                   /s/  Blair S. Trogner, Sr.
                                   -----------------------------------
                                   Blair S. Trogner, Sr.

                                   EXHIBIT 1

                  IRREVOCABLE PROXY COUPLED WITH AN INTEREST


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby irrevocably constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement, or the Capital Contribution of any Partner. The foregoing power of attorney is irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death, incapacity or incompetency of a Limited Partner to the effect and extent permitted by law and the Transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, distributees, successors, assigns and personal representatives.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Proxy on this 8th day of May, 1998.




                                         /s/  Emma B. Trogner
                                         ----------------------------------
                                         Emma B. Trogner

                                   EXHIBIT 1

                  IRREVOCABLE PROXY COUPLED WITH AN INTEREST


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby irrevocably constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement, or the Capital Contribution of any Partner. The foregoing power of attorney is irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death, incapacity or incompetency of a Limited Partner to the effect and extent permitted by law and the Transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, distributees, successors, assigns and personal representatives.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Proxy on this 8th day of May, 1998.



                                 /s/  Ronalee Trogner
                                 ----------------------------------
                                 Ronalee Trogner

                                   EXHIBIT 1

                  IRREVOCABLE PROXY COUPLED WITH AN INTEREST


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby irrevocably constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement, or the Capital Contribution of any Partner. The foregoing power of attorney is irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death, incapacity or incompetency of a Limited Partner to the effect and extent permitted by law and the Transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, distributees, successors, assigns and personal representatives.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Proxy on this 8th day of May, 1998.



                                     /s/  Candis C. Trogner
                                     -----------------------------------
                                     Candis C. Trogner